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                                                                   Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2001 in iBasis, Inc.'s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on Feburary 26, 2001, and to all references to our Firm included in this Registration Statement.

                                        /s/ Arthur Andersen LLP

Boston, Massachusetts
March 12, 2001